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                                                                    EXHIBIT 99.1

NORTHWEST BIOTHERAPEUTICS, INC.
22322 20TH AVENUE S.E., SUITE 150
BOTHELL, WASHINGTON 98021
HTTP://WWW.NWBIO.COM

                                     MEDIA CONTACT: LORIE CALVO
                                                    425-608-3008
                                                    LCALVO@NWBIO.COM

NORTHWEST BIOTHERAPEUTICS, INC. TO INITIATE PHASE III CLINICAL TRIAL FOR PROSTATE CANCER

DENDRITIC CELL-BASED DCVAX(R)-PROSTATE PHASE III IND CLEARED BY FDA FOR ASSESSMENT IN NON-METASTATIC HORMONE INDEPENDENT PROSTATE CANCER PATIENTS

Bothell, Washington - Monday January 31, 2005 - Northwest Biotherapeutics (OTCBB: NWBT.OB) today announced that it has received clearance from the Food and Drug Administration (FDA) to begin assessment of its cell based dendritic cell product candidate, DCVax(R)-Prostate, in a Phase III clinical trial. This trial is based on promising clinical data from a previously conducted Phase I/II clinical trial. The double blinded, placebo controlled Phase III clinical trial is expected to enroll about 600 patients at 30-50 sites throughout the United States.

"The initiation of this Phase III trial for non-metastatic hormone independent prostate cancer patients represents a major milestone achievement for our lead product candidate, DCVax(R)-Prostate, and for implementation of our new business strategy, and progress with our recent recapitalization agreement with Toucan Capital of Bethesda, MD" stated Alton L. Boynton, Ph.D., President, Chief Operating Officer, and a co-founder of NWBT. "I believe DCVax(R)-Prostate represents a promising new treatment for non-metastatic hormone independent prostate cancer for which there is currently no FDA approved product."

Northwest Biotherapeutics previously received clearance through the FDA for a Phase II clinical trial for DCVax(R)-Brain, a promising new treatment for Glioblastoma Multiforme which is the most common, and lethal form of brain cancer. The company intends to begin this multi-site clinical trial later this year. In addition, the DCVax(R) platform can be used for multiple cancer indications, and NWBT has completed preclinical work targeted for a Phase I clinical trial for non-small cell lung cancer and head and neck cancer.

ABOUT NORTHWEST BIOTHERAPEUTICS

Northwest Biotherapeutics is a biotechnology company focused on discovering, developing and commercializing immunotherapy products that safely generate and enhance immune system responses to effectively treat cancer. The company has completed Phase I/II clinical trials for its lead product candidate DCVax(R) - Prostate and completed preclinical work for several other product candidates targeting multiple cancers. Three technologies form the basis of our product candidates: a dendritic cell-based immunotherapy platform applicable to multiple cancers; a
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NORTHWEST BIOTHERAPEUTICS, INC.
22322 20TH AVENUE S.E., SUITE 150
BOTHELL, WASHINGTON 98021
HTTP://WWW.NWBIO.COM

therapeutic monoclonal antibody product candidate applicable to multiple cancer types; and an antibody-based imaging agent for metastatic prostate cancer.

Statements made in this news release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "expects," "believes," "intends," and similar expressions are intended to identify forward-looking statements. Actual results may differ materially from those projected in any forward-looking statement. Specifically, there are a number of important factors that could cause actual results to differ materially from those anticipated, such as the Company's ability to raise additional capital, risks related to the Company's ability to enroll patients in the planned Phase III trial of DCVAX(R)-Prostate and complete the trial on a timely basis, the uncertainty of the clinical trials process and whether DCVAX(R)-Prostate will demonstrate safety and efficacy, risks associated with the planned Phase II clinical trial of DCVAX(R)-Brain and the planned Phase I clinical trial for non-small cell lung cancer and head and neck cancer, and the timely performance of third parties. Additional information on these and other factors, which could affect the Company's results, is included in its Securities and Exchange Commission filings. Finally, there may be other factors not mentioned above or included in the Company's SEC filings that may cause actual results to differ materially those projected in any forward-looking statement. You should not place undue reliance on any forward-looking statements. The Company assumes no obligation to update any forward-looking statements as a result of new information, future events or developments, except as required by securities laws.